Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Peter Thiede, Principal Executive Officer of A&Q Technology Fund LLC (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 28, 2026	/s/ Peter Thiede
Peter Thiede, Principal Executive Officer

I, Caroline Rosenberg, Principal Accounting Officer of A&Q Technology Fund LLC (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 28, 2026	/s/ Caroline Rosenberg
Caroline Rosenberg, Principal Accounting Officer